MERRILL LYNCH
AMERICAS INCOME
FUND, INC.





FUND LOGO





Quarterly Report

September 30, 1998


The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversi-fication and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



Merrill Lynch Americas Income Fund, Inc., September 30, 1998



DEAR SHAREHOLDER

Investment Environment
In our last report to shareholders, we were cautiously constructive in emerging market bonds, attentive to country fundamentals and to changing Group of Seven Industrialized Nations (G-7) market conditions. However, during the three-month period ended September 30, 1998, significant changes in the global economic environment and in capital markets dynamics have been precipitated by the slow, unclear actions of Japan in resolving its banking and economic crises, a sharp correction in the US equity markets, and the Russian debt and currency devaluation. The Fund's Class A, Class B, Class C and Class D Shares declined 32.39%, 32.49%, 32.50% and 32.52%, respectively, for the quarter ended September 30, 1998. (For complete performance information, including average annual total returns, see pages 4 and 5 of this report to shareholders.)

The large losses that investors encountered in Russia reverberated throughout the global capital markets. The resulting global market dislocations greatly increased volatility and increased liquidity and risk premiums dramatically. These effects were accentuated in emerging market economies, given their greater dependency on financing from external markets and the higher vulnerability of their economies. Such developments greatly increased short-term risks which, in our opinion, currently outweigh intermediate-term and longer-term investment considerations and prompted us to raise liquidity and seek to limit market risk.

During the three months ended September 30, 1998, Russia and Brazil remained the focus of emerging markets among investors given their vulnerabilities and importance. In Russia, the International Monetary Fund (IMF) package that we expected materialized. This package provided a short period of investor optimism and a window of opportunity for the Russian government to implement much-needed fiscal reform. However, investors' optimism was short-lived as the Russian government failed in its legislative efforts to implement the agreed-upon fiscal reforms. Lack of investor demand impeded rollover of domestic debt and created pressures in the Russian ruble. The subsequent inaction by G-7 countries and multilateral institutions to further support that economy led to the default of local currency debt, devaluation of the ruble and a moratorium on forward contracts.

On August 17, 1998, Russia abandoned all efforts to maintain the value of its currency, allowing the ruble to float freely downward. Authorities also decreed the cessation of interest and amortization payments on its local ruble debt, and announced their intention to restructure it into longer-term obligations. The terms of that restructuring have yet to be made public. Although our investments in Russia are not denominated in rubles, they declined in value as investor sentiment turned sharply negative regarding Russia's prospects. The aftermath of the Russian-initiated restructuring may have long-lasting effects in the risk premiums paid by countries with improving fundamentals, delaying their gains, and may result in the backtracking in reforms in other countries where these have not yet been sufficiently consolidated. In Russia, these events brought the downfall of the incumbent Prime Minister and his cabinet and opened a new set of uncertainties in that country as to the general direction of its macroeconomic policy, its commitment to free market policies, and ability and willingness to service its foreign currency debt.

In Brazil, after the close of the reporting period, President Cardoso was re-elected, as expected. The Brazilian government utilized the cushion of large international reserves, privatization receipts and higher local interest rates to absorb the impact of the global capital market volatility. Bond investors remain expectant on the post-election economic and fiscal package, its approval by the Brazilian congress and an IMF-led financial support package, and their effectiveness in avoiding a currency crisis and in reducing crippling levels of domestic interest rates.

Enjoying high international reserves as compared to monetary aggregates and facing regional and presidential elections this year, Venezuela reasserted its commitment to avoid a currency devaluation. This happened despite the large impact that lower international oil prices have had on Venezuela's fiscal deficit and external accounts. Venezuela also strengthened its banking system with higher participation of foreign institutions and more stringent regulation. However, public discontent with the government fueled the candidacy of Mr. Chavez, who maintained his lead throughout the year. This has increased the political component for Venezuela's credit risk. After the presidential elections, a currency devaluation is widely expected by many investors.

Argentina and Mexico, both of which have small fiscal deficits and manageable external accounts, have suffered smaller impacts during the three-month period ended September 30, 1998. Argentina has strengthened its financial sector, led mostly by international banks, and did not experience a loss of foreign reserves. Mexico has repeatedly pared its government budget to reflect lower revenues from dropping oil prices and absorbed the impact of the crisis through higher interest rates and currency weakness, keeping reserves almost intact at about US$30 billion.

Given the increased risks in emerging market economies and the ongoing global deleveraging process, the flight to quality by investors worldwide is of great concern. These factors--along with the forecast reduction in economic growth for both developed and emerging countries around the world--will result in lower private capital flows into emerging economies, which will only be partially replaced by inflows from the IMF or other official sources. While Latin America appears committed to defending its economic progress through macroeconomic policy, the political and economic dynamics in Brazil, the magnitude of the market turbulence and the region's dependence on international capital markets warrant our continued close vigilance of short-term risks to these economies, while keeping in mind the high-potential, longer-term returns implied by these depressed asset prices.

Portfolio Matters
At the close of the three-month period ended September 30, 1998, our Brazilian exposure had increased to 16.17% of total assets and represented our largest investment allocation. We invested in sovereign debt, as well as industrial issues. Our allocation to the private sector was to companies such as Globo Communicacoes e Participacoes S.A. (media and cable sectors) and Espirito Santo Centrais (a utility company). Our Russian exposure was 4.87% of total assets at September 30, 1998, and was mainly composed of Russian principal loans (these loans are issued by VnesheconomBank, a government agency of the Russian Federation). Russian principal loans have the largest outstanding and the highest liquidity of all Russian debt. In the Russian private sector, our allocation was in short-term bonds of SBS-AGRO Finance B.V., maturing in the year 2000. The price of these bonds collapsed on the announcement of the local currency debt default and ruble devaluation. In Venezuela, we increased our allocation to 16.57% of total assets where we were invested in global funds.

Subsequent to the close of the quarter ended September 30, 1998, we proceeded to reduce our positions in Brazil and Russia, raise cash levels, invest in the US Treasury market, and seek to retain the most liquid bond positions as a result of the events in Russia and the deleveraging in global markets.

In Conclusion
We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Paolo Valle)
Paolo Valle
Senior Vice President and
Portfolio Manager



November 17, 1998




Merrill Lynch Americas Income Fund, Inc., September 30, 1998


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return

                                        % Return Without    % Return With
                                          Sales Charge       Sales Charge**

Class A Shares*

Year Ended 9/30/98                           -39.04%          -41.48%
Inception (10/21/94) through 9/30/98         - 0.05           - 1.08

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                           % Return          % Return
                                          Without CDSC      With CDSC**

Class B Shares*

Year Ended 9/30/98                           -39.33%          -40.98%
Five Years Ended 9/30/98                     - 0.85           - 0.85
Inception (8/27/93) through 9/30/98          - 0.77           - 0.77

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                           % Return          % Return
                                          Without CDSC      With CDSC**

Class C Shares*

Year Ended 9/30/98                           -39.37%          -39.78%
Inception (10/21/94) through 9/30/98         - 0.91           - 0.91

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return Without   % Return With
                                          Sales Charge      Sales Charge**

Class D Shares*

Year Ended 9/30/98                           -39.12%          -41.56%
Five Years Ended 9/30/98                     - 0.39           - 1.20
Inception (8/27/93) through 9/30/98          - 0.29           - 1.09

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent
Performance
Results*
                                                                                              Standardized
                                                 12 Month       3 Month     Since Inception   30-Day Yield
                                               Total Return   Total Return    Total Return   As of 9/30/98
ML Americas Income Fund Class A Shares            -39.04%        -32.39%         -0.19%           12.89%
ML Americas Income Fund Class B Shares            -39.33         -32.49          -3.87            12.65
ML Americas Income Fund Class C Shares            -39.37         -32.50          -3.54            12.59
ML Americas Income Fund Class D Shares            -39.12         -32.52          -1.48            12.67

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception periods are Class A & Class C Shares, from 10/21/94 to 9/30/98 and Class B & Class D Shares, from 8/27/93 to 9/30/98.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                    Face                                      Interest     Maturity                Percent of
COUNTRY       Industry             Amount                 Bonds                 Rate         Date       Value      Net Assets
Argentina     Sovereign      US$    2,500,000   Argentina Global Bonds         9.75%      9/19/2027   $  2,037,500       4.4%
              Government
              Obligations

                                                Total Bonds in Argentina (Cost--$1,702,500)              2,037,500       4.4



Brazil        Industrials           1,000,000   MRS Logistica S.A.            10.625      8/15/2005        420,000       0.9

              Telecommunications    3,462,000   Globo Communicacoes e
                                                Participacoes S.A.            10.625     12/05/2008      1,765,620       3.8

              Utilities--Electric   3,579,000   Espirito Santo Centrais       10.00       7/15/2007      2,022,135       4.3

                                                Total Bonds in Brazil (Cost--$7,606,800)                 4,207,755       9.0


China         Transportation        1,000,000   Cathay International
                                                Limited                       13.00       4/15/2008        580,000       1.2

                                                Total Bonds in China (Cost--$1,000,000)                    580,000       1.2


Colombia      Sovereign             3,000,000   Republic of Colombia,
              Government                        Global Bonds                   8.625      4/01/2008      2,100,000       4.5
              Obligations

                                                Total Bonds in Colombia (Cost--$2,829,000)               2,100,000       4.5


Mexico        Industrials           3,268,000   Petroleos Mexicanos            9.50       9/15/2027      2,549,040       5.5

                                                Total Bonds in Mexico (Cost--$3,304,765)                 2,549,040       5.5


Merrill Lynch Americas Income Fund, Inc., September 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                    Face                                      Interest     Maturity                Percent of
COUNTRY       Industry             Amount                 Bonds                 Rate         Date       Value      Net Assets
Russia        Financial        US$  2,000,000   SBS-AGRO Finance B.V. (a)     10.25%      7/21/2000   $     60,000       0.1%
              Services

              Sovereign               535,073   VnesheconomBank--Government
              Government                        National Bank, Floating Rate,
              Obligations                       Interest Accrual Note++ (a)    6.625     12/15/2015         45,481       0.1
                                   29,650,000   VnesheconomBank--Government
                                                National Bank, Floating Rate,
                                                Principal Loan++(a)            6.625     12/15/2020      1,699,428       3.7
                                                                                                      ------------     ------
                                                                                                         1,744,909       3.8

                                                Total Bonds in Russia (Cost--$16,609,321)                1,804,909       3.9


Venezuela     Sovereign            12,500,000   Republic of Venezuela,
              Government                        Global Bonds                   9.25       9/15/2027      6,937,500      14.9
              Obligations

                                                Total Bonds in Venezuela (Cost--$9,342,813)              6,937,500      14.9


                                                Total Investments in Bonds (Cost--$42,395,199)          20,216,704      43.4

                                                         Brady Bonds*
Argentina     Sovereign             2,000,000   Republic of Argentina,
              Government                        Par 'L' Bonds                  5.75       3/31/2023      1,342,500       2.9
              Obligations

                                                Total Brady Bonds in Argentina (Cost--$1,245,000)        1,342,500       2.9


Brazil        Sovereign             4,060,735   Republic of Brazil, Floating
              Government                        Rate 'C' Bonds++               8.00       4/15/2014      2,416,137       5.2
              Obligations

                                                Total Brady Bonds in Brazil (Cost--$2,405,195)           2,416,137       5.2


Ecuador       Sovereign             3,960,810   Republic of Ecuador, Floating
              Government                        Rate Global Bearer Bonds, PDI  6.625      2/27/2015      1,307,067       2.8
              Obligations

                                                Total Brady Bonds in Ecuador (Cost--$1,465,500)          1,307,067       2.8


Mexico        Sovereign             7,500,000   United Mexican States,
              Government                        Par 'B' Bonds                  6.25      12/31/2019      5,587,500      12.0
              Obligations

                                                Total Brady Bonds in Mexico (Cost--$5,812,500)           5,587,500      12.0


Peru          Sovereign             2,820,000   Republic of Peru, Front-
              Government                        Loaded Interest Rate
              Obligations                       Reduction Bonds                3.25       3/07/2017      1,297,200       2.8

                                                Total Brady Bonds in Peru (Cost--$1,713,008)             1,297,200       2.8


                                                Total Investments in Brady Bonds
                                                (Cost--$12,641,203)                                     11,950,404      25.7

                                                    Short-Term Securities
Mexico        Foreign          MXP 20,246,060   Mexican Cetes                 20.75       2/11/1999      1,751,919       3.8
              Government
              Obligations**

                                                Total Short-Term Securities in Mexico
                                                (Cost--$2,210,959)                                       1,751,919       3.8


United        US Government    US$  8,446,000   Federal Home Loan Bank         5.10      10/01/1998      8,446,000      18.1
States        & Agency              7,500,000   US Treasury Bills              4.315      4/01/1999      7,335,818      15.8
              Obligations**

                                                Total Short-Term Securities in the
                                                United States (Cost--$15,782,390)                       15,781,818      33.9


                                                Total Investments in Short-Term
                                                Securities (Cost--$17,993,349)                          17,533,737      37.7


              Total Investments (Cost--$73,029,751)                                                     49,700,845     106.8

              Liabilities in Excess of Other Assets                                                     (3,170,555)     (6.8)

              Net Assets                                                                             $  46,530,290     100.0%
                                                                                                     =============     ======

              Net Asset Value:     Class A--Based on net assets of $2,896,144 and
                                            541,486 shares outstanding                               $        5.35
                                                                                                     =============
                                   Class B--Based on net assets of $34,506,724 and
                                            6,466,725 shares outstanding                             $        5.34
                                                                                                     =============
                                   Class C--Based on net assets of $1,860,968 and
                                            348,756 shares outstanding                               $        5.34
                                                                                                     =============
                                   Class D--Based on net assets of $7,266,454 and
                                            1,362,550 shares outstanding                             $        5.33
                                                                                                     =============

            ++Represents a pay-in-kind security which may pay interest in additional shares/face.
             *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            **Certain Foreign Government and US Government & Agency Obligations
              are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
           (a)Due to uncertainty of financial and economic conditions in Russia, effective September 30, 1998, interest accrual ceased.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo H. Valle, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863